OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2017
OTHER NON-CURRENT ASSETS [Abstract]
OTHER NON-CURRENT ASSETS
8.	OTHER NON-CURRENT ASSETS

All figures in USD '000	2017	2016
Fixture, Furniture and Equipment	169	338
Arrangement fees Backstop facility and Newbuildings	15,484	-
Long term Deposit (Restricted Cash)	-	10,149
Other	316	-
Total as of December 31,	15,969	10,487

The Long-Term Deposit relates to the Company having transferred cash to a restricted bank account in accordance with the deferred compensation agreement for the Chairman, President and CEO, described in Note 7.

The Company has in 2017 incurred customary arrangement fees in relation to entering into the Backstop Facility agreement and mandate letter as part of the recapitalization program and securing financing of its three newbuildings (see further information in note 3 and 10).